UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 10, 2005

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

(Exact name of registrants as specified in its charter)

Delaware Delaware	001-12994 000-50694	52-1802283 52-1873369
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification Numbers)

1300 Wilson Boulevard, Suite 400, Arlington, Virginia 22209

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (703) 526-5000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the sale and issuance of up to an aggregate of 9,200,000 depositary shares (the “Depositary Shares”) as more fully described under Item 8.01 of this Current Report on Form 8-K, The Mills Corporation (the “Company”) executed and filed with the Secretary of State of the State of Delaware a certificate of designations establishing the terms of the Company’s 7.875% Series G Cumulative Redeemable Preferred Stock, par value $.01 per share (the “Series G Preferred Stock”), pursuant to Section 151 of the General Corporation Law of the State of Delaware. Pursuant to the approval of the Company’s board of directors, the certificate of designations classified and designated 92,000 shares of our previously unclassified and undesignated preferred stock as “7.875% Series G Cumulative Redeemable Preferred Stock” and set forth the voting powers, preferences and rights of the Series G Preferred Stock. The certificate of designations was filed on, and became effective as of, May 16, 2005. The Company will contribute the net proceeds from the sale of the Series G Preferred Stock to The Mills Limited Partnership (the “Operating Partnership”) in exchange for preferred units of limited partnership interest in the Operating Partnership that have substantially identical economic terms as the Series G Preferred Stock, as set forth in the Eighth Amendment to the Limited Partnership Agreement of the Operating Partnership (the “Eighth Amendment”). The Eighth Amendment was executed by the Company, as general partner of the Operating Partnership, on, and became effective as of, May 16, 2005. Copies of the certificate of designations, the Eighth Amendment, the form of certificate evidencing the Series G Preferred Stock and the form of depositary receipt evidencing the Depositary Shares are filed as Exhibits 3.1, 3.2, 4.2 and 4.3, respectively, to this Current Report on Form 8-K.

Item 8.01.	Other Events

On May 10, 2005, the Company and the Operating Partnership entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC, acting for themselves and as representatives of the several underwriters (collectively, the “Underwriters”), in connection with the sale and issuance by the Company of 8,000,000 Depositary Shares, each Depositary Share representing a 1/100th fractional interest in a share of the Series G Preferred Stock. The Company granted the Underwriters an option to purchase up to an additional 1,200,000 Depositary Shares to cover over-allotments, which option was exercised in full on May 13, 2005. The closing of the offering is expected to occur on May 17, 2005. A copy of the underwriting agreement relating to the offering is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

Attached as Exhibits to this form are the documents listed below:

Exhibit	Document

1.1	Underwriting Agreement, dated May 10, 2005, by and among The Mills Corporation, The Mills Limited Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC, acting for themselves and as representatives of the several underwriters, in connection with the sale and issuance by the Company of an aggregate of 9,200,000 depositary shares (the “Depositary Shares”), each Depositary Share representing a 1/100th fractional interest in a share of the Company’s 7.875% Series G Cumulative Redeemable Preferred Stock, par value $.01 per share.

3.1	Certificate of Designations designating The Mills Corporation’s 7.875% Series G Cumulative Redeemable Preferred Stock, Liquidation Preference $2,500.00 Per Share, Par Value $.01 Per Share.

3.2	Eighth Amendment to the Limited Partnership Agreement of The Mills Limited Partnership.

4.1	Form of Deposit Agreement among The Mills Corporation and EquiServe Trust Company, N.A., and EquiServe, Inc., as Depositary, and the holders of the Depositary Shares, from time to time (including the form of depositary receipt evidencing the Depositary Shares, which is attached as Exhibit A to the Deposit Agreement).

4.2	Form of Certificate evidencing The Mills Corporation’s 7.875% Series G Cumulative Redeemable Preferred Stock, Liquidation Preference $2,500.00 Per Share, Par Value $.01 Per Share.

4.3	Form of depositary receipt evidencing the Depositary Shares (attached as Exhibit A to the Deposit Agreement filed as Exhibit 4.1 hereof).

5.1	Opinion of Hogan & Hartson L.L.P.

8.1	Opinion of Hogan & Hartson L.L.P. regarding certain tax matters.

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1).

23.2	Consent of Hogan & Hartson L.L.P. (included in Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION

By:	/s/ Mary Jane Morrow
Name:	Mary Jane Morrow
Title:	Executive Vice President and Chief Financial Officer

Date: May 16, 2005

THE MILLS LIMITED PARTNERSHIP

The Mills Corporation, its general partner

By:	/s/ Mary Jane Morrow
Name:	Mary Jane Morrow
Title:	Executive Vice President and Chief Financial Officer

Date: May 16, 2005

EXHIBIT INDEX

1.1	Underwriting Agreement, dated May 10, 2005, by and among The Mills Corporation, The Mills Limited Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC, acting for themselves and as representatives of the several underwriters, in connection with the sale and issuance by the Company of an aggregate of 9,200,000 depositary shares (the “Depositary Shares”), each Depositary Share representing a 1/100th fractional interest in a share of the Company’s 7.875% Series G Cumulative Redeemable Preferred Stock, par value $.01 per share.

3.1	Certificate of Designations designating The Mills Corporation’s 7.875% Series G Cumulative Redeemable Preferred Stock, Liquidation Preference $2,500.00 Per Share, Par Value $.01 Per Share.

3.2	Eighth Amendment to the Limited Partnership Agreement of The Mills Limited Partnership.

4.1	Form of Deposit Agreement among The Mills Corporation and EquiServe Trust Company, N.A., and EquiServe, Inc., as Depositary, and the holders of the Depositary Shares, from time to time (including the form of depositary receipt evidencing the Depositary Shares, which is attached as Exhibit A to the Deposit Agreement).

4.2	Form of Certificate evidencing The Mills Corporation’s 7.875% Series G Cumulative Redeemable Preferred Stock, Liquidation Preference $2,500.00 Per Share, Par Value $.01 Per Share.

4.3	Form of depositary receipt evidencing the Depositary Shares (attached as Exhibit A to the Deposit Agreement filed as Exhibit 4.1 hereof).

5.1	Opinion of Hogan & Hartson L.L.P.

8.1	Opinion of Hogan & Hartson L.L.P. regarding certain tax matters.

23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1).

23.2	Consent of Hogan & Hartson L.L.P. (included in Exhibit 8.1).